SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  April 20, 1999
                                                ------------------

                      Consumat Environmental Systems, Inc.
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             (Exact name of registrant as specified in its charter)


                                    Virginia
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                 (State or other jurisdiction of incorporation)


        0-9253                                            54-0720128
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(Commission file number)                       (IRS Employer Identification No.)


                  8407 Erle Road, Mechanicsville, Virginia     23116
                                       and
                 Post Office Box 9379, Richmond, Virginia      23227
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                 (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code (804) 746-4120
                                                  -----------------


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Item 6.  Resignation of registrant's director

         On April 20, 1999, the Company received notification from its Chairman, Peter T. Socha that he had decided to resign as a director of the Company effective as of the earlier of the next annual meeting or June 15, 1999.

         In his letter, Mr. Socha stated that he did not feel that management of the Company had kept the Board of Directors adequately informed of certain recent occurrences, particularly as relates to the Company's financial default position with its senior lender.

         Management of the Company strongly disagrees with this assertion and believes that it has attempted to keep its directors properly informed of all significant corporate events in a timely manner.



Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

    (c.) Exhibits:

         Exhibit Number                       Description
         --------------                       -----------

               17            Resignation letter from Chairman of the Board Peter
                             T. Socha dated April 20, 1999.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            Consumat Environmental Systems, Inc.
                                                     (Registrant)



Date:  April 20, 1999                       /s/ ROBERT L. MASSEY
                                            -------------------------------
                                            Robert L. Massey
                                            Chief Executive Officer


Date:  April 20, 1999                       /s/ MARK E. HILLS
                                            -------------------------------
                                            Mark E. Hills
                                            Chief Accounting Officer